Exhibit 99.2

June 16, 2020
NOTICE OF REDEMPTION OF CERTAIN WARRANTS (CUSIP 00436Q114)
Dear Public Warrant Holder,
Accel Entertainment, Inc. (the “Company”) hereby gives notice that it is redeeming (the “Redemption”), at 5:00 p.m. New York City time on July 16, 2020 (the “Redemption Date”), all of the Company’s outstanding warrants (the “Public Warrants”) to purchase shares of the Company’s Class A-1 common stock, par value $0.0001 per share (the “Class A-1 Common Stock”), that were originally issued under the Warrant Agreement, dated June 27, 2017 (the “Warrant Agreement”), by and between the Company (as successor to TPG Pace Holdings Corp.) and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), as part of the units sold in the Company’s initial public offering (the “IPO”) at a redemption exchange rate equal to 0.250 shares of Class A-1 Common Stock per Public Warrant (the “Exchange Rate” and the shares of Class A-1 Common Stock issuable in exchange for such Public Warrant, the “Redemption Shares”). Each Public Warrant entitles the holder thereof to purchase one share of Class A-1 Common Stock for a purchase price of $11.50 per share, subject to adjustments. Any Public Warrants that remain unexercised at 5:00 p.m. New York City time on the Redemption Date will be void and no longer exercisable and their holders will have no rights with respect to those Public Warrants, except to receive the Redemption Shares or as otherwise described in this notice for holders who hold their Public Warrants in “street name.” Warrants to purchase Class A-1 Common Stock that were issued under (i) the Warrant Agreement in a private placement simultaneously with the IPO and still held by the initial holders thereof or their permitted transferees or (ii) the Warrant Agreement, dated November 20, 2019, by and between the Company and the Warrant Agent, are not subject to this notice of redemption.

The Public Warrants are listed on the NYSE under the symbol “ACEL.WS”. On June 15, 2020, the closing price of the Public Warrants was $2.365 and the closing price of the Class A-1 Common Stock was $10.48.

TERMS OF REDEMPTION; CESSATION OF RIGHTS
The Company is exercising this right to redeem the Public Warrants pursuant to Section 6 of the Warrant Agreement. Pursuant to Section 6.2 of the Warrant Agreement, the Company has the right to redeem all of the outstanding Public Warrants provided that (i) notice of such redemption is delivered at least ninety (90) days after the Public Warrants are first exercisable and (ii) the closing sale price of the Class A-1 Common Stock reported on the trading day prior to the date on which notice of such redemption is given is at least $10.00 per share. The last sales price of the Class A-1 Common Stock on June 15, 2020 (which is the trading day prior to the date of this redemption notice) was $10.48.

The Exchange Rate (or the “Alternative Redemption Price”) was calculated in accordance with Section 6.2 of the Warrant Agreement and is determined by reference to the Redemption Date and the average closing sale price of the Class A-1 Common Stock for the ten (10) trading days ending on June 11, 2020, the third trading day prior to the date on which the notice of redemption is sent to the holders of the Public Warrants (the “Fair Market Value”). The Redemption Date results in 52.129 months for the period to the expiration of the Public Warrants, and the Fair Market Value is calculated to be $10.095.

If any holder of Public Warrants would, after taking into account all of such holder’s Public Warrants redeemed on the Redemption Date, be entitled to receive a fractional interest in a share of Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares in accordance with Section 4.6 of the Warrant Agreement.
REDEMPTION PROCEDURE
Pursuant to the Warrant Agreement, this notice of redemption is being mailed to the registered holders of the Public Warrants at their last addresses as they appear on the registration books, and such notice shall be presumed to be duly given whether or not such registered holder receives such notice. No action will be required on the part of the holders of Public Warrants for the redemption to become effective on the Redemption Date.

The Redemption will occur as soon as practicable after 5:00p.m. New York City time on the Redemption Date and be effected by the Warrant Agent without any further action on your part. On and after the Redemption Date, holders of the Public Warrants will have no further rights except to receive, upon surrender of the Public Warrants, the Redemption Shares.

EXERCISE PROCEDURE
Public Warrant holders who wish to exercise their Public Warrants in lieu of receiving the Redemption Shares in the Redemption have until 5:00 p.m. New York City time on the Redemption Date to exercise their Public Warrants to purchase Class A-1 Common Stock. Each Public Warrant entitles the holder thereof to purchase one share of Class A-1 Common Stock at a cash price of $11.50 per Public Warrant exercised (the “Exercise Price”).

The rights of the Public Warrant holders to exercise their Public Warrants will terminate immediately prior to 5:00 p.m. New York City time on the Redemption Date. At 5:00 p.m. New York City time on the Redemption Date and thereafter, holders of unexercised Public Warrants will have no rights with respect to those warrants, except to receive the Redemption Shares or as otherwise described in this notice for holders who hold their Public Warrants in “street name.” We encourage you to consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your Public Warrants.

Those who hold their Public Warrants in “street name” and wish to exercise their Public Warrants in lieu of receiving the Redemption Shares in the Redemption should immediately contact their broker to determine their broker’s procedure for exercising their Public Warrants.

Persons who are holders of record of their Public Warrants may exercise their Public Warrants by sending (i) a fully and properly completed “Election to Purchase” (a form of which is attached hereto as Annex A), duly executed and indicating, among of things, the number of Public Warrants being exercised, and (ii) payment in full of the Exercise Price and any and all applicable taxes due in connection with the exercise of the Public Warrants in lawful money of the United States, in good certified check or good bank money draft payable to the Warrant Agent, to the Warrant Agent at:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attention: Compliance Department
Telephone: (212) 845-3217
Email: compliance@continentalstock.com

The method of delivery of the Public Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

The fully and properly completed Election to Purchase and payment in full must be received by Continental Stock Transfer & Trust Company prior to 5:00 p.m. New York City time on the Redemption Date to exercise a Public Warrant in lieu of receiving the Redemption Shares in the Redemption. Subject to the following paragraph, any failure to deliver a fully and properly completed Election to Purchase before such time will result in such holder’s Public Warrants being redeemed and not exercised.

WARRANTS HELD IN STREET NAME
For holders of Public Warrants who hold their warrants in “street name,” provided that a Notice of Guaranteed Delivery is received by the Warrant Agent prior to 5:00 p.m. New York City time on the Redemption Date, broker-dealers shall have two business days from the Redemption Date, or 5:00 p.m. New York City time on July 20, 2020, to deliver the Public Warrants to the Warrant Agent. Any such Public Warrant received without the Election to Purchase or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed together with payment in full of the Exercise Price will be deemed to have been delivered for redemption (at the Exchange Rate), and not for exercise.

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Any questions you may have about redemption and exercising your Public Warrants may be directed to the Warrant Agent at its address and telephone number set forth above.

Sincerely,
Accel Entertainment, Inc.
/s/
_________________________

[Name]
[Title]

Annex A
Election to Purchase
(To Be Executed Upon Exercise of Warrant)
The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive shares of Class A-1 Common Stock and herewith tenders payment for such shares to the order of Accel Entertainment, Inc. (the “Company”) in the amount of $ in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Class A-1 Common Stock be registered in the name of , whose address is and that such shares of Class A-1 Common Stock be delivered to whose address is . If said number of shares of Class A-1 Common Stock is less than all of the shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Class A-1 Common Stock be registered in the name of , whose address is , and that such Warrant Certificate be delivered to , whose address is .
In the event that the Warrant has been called for redemption by the Company pursuant to Section 6.1 or Section 6.2 of the Warrant Agreement and the Company has required cashless exercise pursuant to Section 6.4 of the Warrant Agreement, the number of shares of Class A-1 Common Stock that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(b) and Section 6.4 of the Warrant Agreement.

In the event that the Warrant is a Private Placement Warrant that is to be exercised on a “cashless” basis pursuant to subsection 3.3.1(c) of the Warrant Agreement, the number of shares of Class A-1 Common Stock that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(c) of the Warrant Agreement.
In the event that the Warrant is to be exercised on a “cashless” basis pursuant to Section 7.4 of the Warrant Agreement, the number of shares of Class A-1 Common Stock that this Warrant is exercisable for shall be determined in accordance with Section 7.4 of the Warrant Agreement.
In the event that the Warrant may be exercised, to the extent allowed by the Warrant Agreement, through cashless exercise (i) the number of shares of Class A-1 Common Stock that this Warrant is exercisable for would be determined in accordance with the relevant section of the Warrant Agreement which allows for such cashless exercise and (ii) the holder hereof shall complete the following: The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement, to receive Class A-1 Common Stock. If said number of Ordinary Shares is less than all of the shares of Class A-1 Common Stock purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Class A-1 Common Stock be registered in the name of , whose address is , and that such Warrant Certificate be delivered to , whose address is .

Date: , 20                        (Signature)
(Address)

(Tax Identification Number)
Signature Guaranteed:

______________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).
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